UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 26, 2025

Commission File No. 000-55000

EARTH SCIENCE TECH, INC.

(Exact name of registrant as specified in its charter)

florida	45-4267181
(State or other jurisdiction	(I.R.S. Employer
of incorporation or organization)	Identification No.)

8950 SW 74 th CT

Suite 1401

Miami, FL 33156, USA

(Address of principal executive offices, zip code)

(305) 724-5684

(Registrant’s telephone number, including area code)

Securities registered pursuant to Section 12(g) of the Act:

Title of Each Class	Trading Symbol	Name of each exchange on which registered
Common Stock $0.001 par value	ETST	Over the Counter Bulletin Board

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.02 Results of Operations and Financial Condition

On June 26, 2025, Earth Science Tech, Inc., a Florida corporation (the “Company”), issued a press release announcing its financial results and condition as of and for the fiscal year ended March 31, 2025. A copy of the press release is furnished herewith as Exhibit 99.1. Additionally, a presentation summarizing the Company’s financial results for the same period is furnished herewith as Exhibit 99.2.

Exhibits 99.1 and 99.2 contain certain financial information that has not been prepared in accordance with U.S. Generally Accepted Accounting Principles (“GAAP”), including references to non-GAAP financial measures and forward-looking financial guidance. Reconciliations of these non-GAAP financial measures to the most directly comparable GAAP measures are included in the data tables at the end of each exhibit. These non-GAAP financial measures are presented as supplemental information and should not be considered a substitute for, or superior to, the financial measures prepared in accordance with GAAP.

The information contained in this Item 2.02, including Exhibits 99.1 and 99.2, is being furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), nor shall it be incorporated by reference into any filing under the Exchange Act or the Securities Act of 1933, as amended, unless specifically identified therein as being incorporated by reference in such filing.

Item 7.01 Regulation FD Disclosure

The information set forth in Item 2.02 above is incorporated by reference into this Item 7.01 in its entirety.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits – The following exhibits are filed as part of this report:

Exhibit No.	Description

99.1	Press release dated June 26, 2025

99.2	March 31, 2025, Financials Results Presentation

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

EARTH SCIENCE TECH, INC.

Dated: June 26, 2025	By:	/s/ Giorgio R. Saumat
Giorgio R. Saumat
	Its:	CEO and Chairman of the Board